AMENDMENT #1
                                     TO THE
                          AGREEMENT AND PLAN OF MERGER

         AMENDMENT #1 TO THE AGREEMENT AND PLAN OF MERGER, dated as of August 14, 2006 (the "AMENDMENT Agreement"), between Aerobic Creations, Inc. (the "SURVIVING CORPORATION"), a corporation organized under the laws of the State of Delaware and Aerobic Creations, Inc. (the "NON-SURVIVOR"), a corporation organized under the laws of the State of Nevada. The Surviving Corporation and the Non-Survivor are collectively referred to herein as the "CORPORATIONS."

         WHEREAS, the Surviving Corporation and the Non-Survivor entered into an Agreement and Plan of Merger dated as of July 25, 2006 pursuant to which the Non-Survivor will merge with and into the Surviving Corporation (the "Plan of Merger");

         WHEREAS, pursuant to Section 14 of the Plan of Merger the Corporations, by mutual consent of their respective Board of Directors, may amend or modify the Plan of Merger in such manner as may be agreed upon by them in writing at any time before or after approval or adoption thereof by the stockholders of the Non-Survivor; and

         WHEREAS, the Board of Directors of each of the Corporations by mutual consent has determined that the Effective Time of the Merger (as defined in the Plan of Merger) shall be amended to a future date rather than the date of filing of the respective merger certificates in the State of incorporation of each of the Corporations.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties it is agreed that:

1. Section 12 of the Plan of Merger is hereby amended to reflect the change in the Effective Time of the Merger and as amended it reads as follows:

     12. The effective date of the Merger shall (i) in the State of Nevada be the date the Articles of Merger is filed by the Secretary of State of Nevada or such later date as set forth in the Articles of Merger and
          (ii) in the State of Delaware be the date the Certificate of Merger is filed by the Secretary of State of Delaware or such later date as set forth in the Certificate of Merger (the "EFFECTIVE TIME OF THE MERGER").

2. This Amendment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, pursuant to the general approval and authority duly given by resolutions adopted by their respective Boards of Directors, each of the Corporations has caused this Amendment Agreement to be executed by a duly authorized officer.


                               AEROBIC CREATIONS, INC., A NEVADA CORPORATION


                               By:     /s/ Arnold Kling
                                    -------------------------------------------
                                    Name:  Arnold Kling
                                    Title: President


                               AEROBIC CREATIONS, INC., A DELAWARE CORPORATION


                               By:     /s/ Arnold Kling
                                    -------------------------------------------
                                    Name:  Arnold Kling
                                    Title: President